Exhibit 99.1

Red Cat Holdings Reports Financial Results

for Fiscal First Quarter 2024

and Provides Corporate Update

SAN JUAN, Puerto Rico, September 19, 2023 / PR Newswire/ - Red Cat Holdings, Inc. (Nasdaq: RCAT) (“Red Cat” or “Company”), a military technology company integrating robotic hardware and software to protect and support the warﬁghter, reports its financial results for the fiscal quarter ended July 31, 2023 and provides a business update.

Operational Highlights:

•	Orders for 344 drones with a total value of approximately $5.2 million placed by a U.S. federal government agency

•	Remote ID certification received from the Federal Aviation Administration (FAA)

•	Teal 2 sUAS Now Available for Purchase Through US Government’s GSA Advantage

•	Secured $1.2M Additional Funding for U.S. Army’s Short Range Reconnaissance Program

•	Received DoD “Blue UAS” Approval for New Teal 2 sUAS to be Added to Cleared List

•	Announced breakthrough artificial intelligence and computer-vision capabilities for Teal 2 military-grade drone

•	Received Order for 200 Long-Range, High-Speed Drones for Ukrainian Deployment

•	Partnering with Doodle Labs as wireless networking provider for U.S. Army’s Short Range Reconnaissance program

First Quarter 2024 Financial Highlights:

•	Consumer Segment reported as Discontinued Operations as sale to Unusual Machines (“UM”) expected to close in fiscal second quarter for immediate cash proceeds of $3 million and approximately $21 million in UM stock, including working capital adjustments

•	Strong quarterly revenues for the Consumer segment provide value potential for shares of UM stock to be received from the sale

•	Record quarterly revenues for Enterprise segment as sales pipeline matures with an additional $6 million in booked orders to be shipped over the balance of Fiscal 2024

•	More than 70% of Enterprise revenues generated from sales to U.S. government agencies

•	Inventory related balances of more than $11 million at July 31, 2023 require $3 million to complete the manufacturing of approximately 1,200 drones representing $18 million in revenues when shipped

“Since its official launch at the end of April, the Teal 2 generated more than $2 million of sales in its first quarter of availability.  In addition, its current backlog of $6 million is expected to increase throughout our Fiscal 2024, especially as government agencies seek to spend their budgetary allowances before they expire" stated Jeffrey Thompson, President and CEO.  "This was a record sales quarter for the Enterprise segment and we expect the next two fiscal quarters to report even higher record sales levels. We are providing revenue guidance for our Enterprise segment of $3 million for our second fiscal quarter and $5 million for our third fiscal quarter ”

"We look forward to closing the sale of the Consumer segment so that we can focus exclusively on the long-term opportunities that are rapidly emerging for the Enterprise segment, as evidenced by the repeat orders from the Border Patrol” stated Joseph Hernon, Chief Financial Officer. "We purposely built higher than normal inventory levels to address the supply chain issues that existed during the Covid crisis. With our manufacturing facility completed and operating efficiently, we plan to spend an additional $3 million to convert our existing inventory into approximately 1,200 drones, representing more than $18 million in future revenues.

Conference Call

CEO Jeff Thompson and CFO Joseph Hernon will host an earnings conference call at 4:30 p.m. ET on Tuesday, September 19, 2023 to review financial results and provide an update on corporate developments. Following management’s formal remarks, there will be a question-and-answer session.

Interested parties can listen to the conference call by dialing 1-844-413-3977 (within the U.S.) or 1-412-317-1803 (international).  Callers should dial in approximately ten minutes prior to the start time and ask to be connected to the Red Cat conference call. Participants can also pre-register for the call using the following link:  https://dpregister.com/sreg/10182400/fa69246800

The conference call will also be available through a live webcast that can be accessed at:

https://event.choruscall.com/mediaframe/webcast.html?webcastid=yh9zCJ8Z

A replay of the webcast will be available until December 19, 2023 and can be accessed through the above link or at www.redcatholdings.com. A telephonic replay will be available until October 3, 2023 by calling 1-877-344-7529 (domestic) or 1-412-317-0088 (international) and using access code 2400908.

About Red Cat Holdings, Inc.

Red Cat (Nasdaq: RCAT) is a military technology company that integrates robotic hardware and software to provide critical situational awareness and actionable intelligence to on-the- ground warfighters and battlefield commanders. Its mission is to enhance the effectiveness and safety of military operations domestically and globally – and to “Dominate the Night.” Red Cat’s suite of solutions includes Teal Drones, developer of the Golden Eagle, a small unmanned system with the highest resolution imaging for nighttime operations, and Skypersonic, a leading provider of unmanned aircraft for interior spaces and other dangerous environments. Learn more at https://www.redcatholdings.com/.

Forward Looking Statements

This press release contains "forward-looking statements" that are subject to substantial risks and uncertainties. All statements, other than statements of historical fact, contained in this press release are forward-looking statements. Forward-looking statements contained in this press release may be identified by the use of words such as "anticipate," "believe," "contemplate," "could," "estimate," "expect," "intend," "seek," "may," "might," "plan," "potential," "predict," "project," "target," "aim," "should," "will" "would," or the negative of these words or other similar expressions, although not all forward-looking statements contain these words. Forward-looking statements are based on Red Cat Holdings, Inc.'s current expectations and are subject to inherent uncertainties, risks and assumptions that are difficult to predict. Further, certain forward-looking statements are based on assumptions as to future events that may not prove to be accurate. These and other risks and uncertainties are described more fully in the section titled "Risk Factors" in the final prospectus related to the public offering filed with the Securities and Exchange Commission. Forward-looking statements contained in this announcement are made as of this date, and Red Cat Holdings, Inc. undertakes no duty to update such information except as required under applicable law.

Contacts:

INVESTORS

CORE IR

Phone: (516) 222-2560

E-mail: investors@redcat.red

NEWS MEDIA

Dalton Agency

Phone: (615) 515-4891

Email: redcat@daltonagency.com

RED CAT HOLDINGS
Condensed Consolidated Balance Sheets

	July 31,	April 30,
	2023	2023
ASSETS

Cash and marketable securities	$8,875,169	$15,987,687
Intangible assets including goodwill, net	24,118,468	24,335,836
Inventory, including deposits	11,084,959	9,280,073
Accounts receivable, net	720,642	719,862
Other	4,723,848	4,478,080
Assets of discontinued operations	4,627,792	5,391,552

TOTAL ASSETS	$54,150,878	$60,193,090

LIABILITIES AND STOCKHOLDERS' EQUITY

Accounts payable and accrued expenses	$1,316,026	$1,957,975
Debt obligations	1,185,718	1,323,707
Warrant derivative liability	561,685	588,205
Other	594,562	661,263
Liabilities of discontinued operations	499,489	1,052,315
Total liabilities	4,157,480	5,583,465

Stockholders’ capital	110,960,621	110,057,535
Accumulated deficit/comprehensive loss	(60,967,223)	(55,447,910)
Total stockholders' equity	49,993,398	54,609,625
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$54,150,878	$60,193,090

Condensed Consolidated Statements of Operations

	Three months ended July 31,
	2023	2022

Revenues	$1,748,129	$1,126,551

Cost of goods sold	1,573,464	1,044,431

Gross margin	174,665	82,120

Operating expenses
Operations	707,903	886,303
Research and development	1,138,127	449,964
Sales and marketing	986,908	406,953
General and administrative	1,443,156	1,062,404
Stock based compensation	911,606	755,471
Total operating expenses	5,187,700	3,561,095
Operating loss	(5,013,035)	(3,478,975)

Other (income) expense
Change in fair value of derivative liability	(26,520)	92,922
Other	581,260	20,305
Other (income) expense	554,740	113,227

Net loss from continuing operations	$(5,567,775)	$(3,592,202)

Loss from discontinued operations	(242,573)	(219,397)
Net loss	$(5,810,348)	$(3,811,599)

Loss per share - basic and diluted	$(0.11)	$(0.07)

Weighted average shares outstanding -
basic and diluted	54,935,339	53,778,154

Condensed Consolidated Statements of Cash Flows

	Three months ended July 31,
	2023	2022
Cash Flows from Operating Activities
Net loss from continuing operations	$(5,567,775)	$(3,592,202)
Non-cash expenses	1,496,091	943,500
Changes in operating assets and liabilities	(2,854,385)	(1,166,060)
Net cash used in operating activities	(6,926,069)	(3,814,762)

Cash Flows from Investing Activities
Proceeds from sale of marketable securities, net	4,888,399	8,204,649
Other, net	(5,054)	(544,942)
Net cash provided by investing activities	4,883,345	7,659,707

Cash Flows from Financing Activities
Payments of debt obligations	(137,989)	(215,650)
Payments related to employee equity transactions	(8,520)	(469,631)
Net cash used in financing activities	(146,509)	(685,281)

Net cash used in discontinued operations	(118,295)	(999,053)

Net (decrease) increase in Cash	(2,307,528)	2,160,611
Cash, beginning of period	3,260,305	4,084,815
Cash, end of period	952,777	6,245,426
Marketable securities	7,922,392	36,708,627
Cash and marketable securities	$8,875,169	$42,954,053

RED CAT HOLDINGS

Condensed Consolidated Balance Sheets

	July 31,	April 30,
	2023	2023
ASSETS

Cash and marketable securities	$8,860,148	$15,987,687
Intangible assets including goodwill, net	24,118,468	24,335,836
Inventory, including deposits	11,084,959	9,280,073
Accounts receivable, net	720,642	719,862
Other	4,723,848	4,478,080
Asset of discontinued operations	4,642,813	5,391,552

TOTAL ASSETS	$54,150,878	$60,193,090

LIABILITIES AND STOCKHOLDERS' EQUITY

Accounts payable and accrued expenses	$1,316,026	$1,957,975
Debt obligations	1,185,718	1,323,707
Warrant derivative liability	561,685	588,205
Other	594,562	661,263
Liabilities of discontinued operations	499,489	1,052,315
Total liabilities	4,157,480	5,583,465

Stockholders' capital	110,960,621	110,057,535
Accumulated deficit/comprehensive loss	(60,967,223)	(55,447,910)
Total stockholders' equity	49,993,398	54,609,625
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$54,150,878	$60,193,090

Condensed Consolidated Statements of Operations

	Three months ended July 31,
	2023	2022

Revenues	$1,748,129	$1,126,551

Cost of goods sold	1,573,464	1,044,431

Gross margin	174,665	82,120

Operation expenses
Operations	707,903	886,303
Research and development	1,138,127	449,964
Sales and marketing	986,908	406,953
General and administrative	1,443,156	1,062,404
Stock based compensation	911,606	755,471
Total operating expenses	5,187,700	3,561,095
Operating loss	(5,013,035)	(3,478,975)

Other (income) expense
Charge in fair value of derivative liability	(26,520)	92,922
Other	581,260	20,305
Other (income) expense	554,740	113,227

Net loss from continuing operations	$(5,567,775)	$(3,592,202)

Loss from discontinued operations	(243,573)	(219,397)
Net loss	$(5,810,348)	$(3,811,599)

Loss per share - basic and diluted	$(0.11)	$(0.07)

Weighted average shares outstanding -
basic and diluted	54,935,339	53,778,154

Condensed Consolidated Statements of Cash Flows

	Three months ended July 31,
	2023	2022

Cash Flows from Operating Activities	$(5,567,755)	$(3,592,202)
Net loss from continuing operations	1,496,091	943,500
Non-cash expenses	(2,854,385)	(1,166,060)
Changes in operating assets and liabilities	(6,926,069)	(3,814,762)
Net cash used in operating activities

Cash Flows from Investing Activities
Proceeds from sale of marketable securities, net	4,888,399	8,204,649
Other, net	(5,054)	(544,942)
Net cash provided by investing activities	4,883,345	7,659,707

Cash Flows from Financing activities
Payments of debt obligations	(137,989)	(215,650)
Payments related to employee equity transactions	(8,520)	(469,631)
Net cash used in financing activities	(146,509)	(685,281)

Net cash used in discontinued operations	(118,295)	(999,053)

Net (decrease) increase in Cash	(2,307,528)	2,160,611
Cash, beginning of period	3,260,305	4,084,815
Cash, end of period	952,777	6,245,426
Marketable securities	7,922,392	36,708,627
Cash and marketable securities	$8,875,169	$42,954,053